UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2005

Encore Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26538	65-0572565
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Metric Blvd., Austin, Texas		78758
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 832-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Employment Agreements

A. Kenneth W. Davidson’s Employment Agreement, previously filed as an exhibit to our Form 8-K filed with the Securities and Exchange Commission on December 17, 2003, and originally dated October 1, 2003, was amended by a resolution of the Board of Directors adopted on March 11, 2005, solely to reflect certain changes in Mr. Davidson's base compensation as shown in Exhibit 10.1 furnished herewith and incorporated herein by reference. These changes to Mr. Davidson’s compensation were disclosed in our proxy statement dated April 4, 2005 for our 2004 annual meeting of stockholders.

B. Certain executive officers, including Paul Chapman, Jack Cahill, Scott Klosterman and Harry L. Zimmerman, whose Employment Agreements were previously filed with the Securities and Exchange Commission as exhibits to our prior filings under the Securities Exchange Act of 1934, were amended by a resolution of the Board of Directors adopted on March 11, 2005, solely to reflect certain changes in these executive officers' base compensation as shown in Exhibit 10.1 furnished herewith and incorporated herein by reference. The new base compensation for these executive officers was disclosed in our proxy statement dated April 4, 2005 for our 2004 annual meeting of stockholders.

Item 7.01 Regulation FD Disclosure.

In a statement we released to the public today, Kenneth W. Davidson, Chief Executive Officer of Encore Medical Corporation, stated, "This divesture provides us with a strategic opportunity to reduce our indebtedness and focus additional resources on the continued growth of our core surgical implant and orthopedic rehabilitation product lines."

Item 8.01 Other Events.

We announced today that we have successfully completed the sale of certain assets to dj Orthopedics, Inc. for cash consideration of $10 million, net of certain customary closing adjustments. The assets comprise our bracing, splinting, and patient safety products. We intend to use the net sales proceeds to reduce our indebtedness under our senior credit facility. Cleary Oxford & Associates served as the financial advisor to Encore Medical. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Except for the historical information contained herein, the matters discussed are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, the timely availability of new products, the impacts of competitive products and pricing, the ability to continue to obtain long-term financing, and other risks and uncertainties set forth in Encore’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encore Medical Corporation

August 9, 2005	By:	Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President - General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	2005 Executive Officer Compensation
99.1	Press Release dated August 9, 2005